Exhibit 10.30
AMENDMENT
to the
FERGUSON ENTERPRISES, INC.
EXECUTIVE RETIRMENT PLAN III
THIS AMENDMENT is made effective as of January 1, 2017, by FERGUSON ENTERPRISES, INC., a Virginia corporation (the “Company”).
WHEREAS, the Company adopted the Ferguson Enterprises, Inc. Executive Retirement Plan III, effective January 1, 2016 (the “Plan”); and
WHEREAS, pursuant to Section 10.1 of the Plan, the Company reserved the right to amend the Plan and now desires to do so; and
WHEREAS, the Board of Directors of the Company, by resolution, has authorized the undersigned to amend the Plan on behalf of the Company; and
NOW THEREFORE, the Company hereby amends the Plan as follows:
1.Subsection 3.3(a)(i) is deleted in its entirety and replaced with the following:
(i)    SERP Compensation Discretionary Contribution. An Employer’s board of directors may irrevocably declare, in writing, to credit to the Participant’s Company Contribution Account in January of a given Plan Year an amount equal to three and one-half percent (3.5%) of such Participant’s SERP Compensation, if any, for the preceding Plan Year, determined without regard to whether the Participant qualified as a Participant or Eligible Executive during such preceding Plan Year (a “SERP Compensation Discretionary Contribution”). In determining whether to declare a SERP Compensation Discretionary Contribution for a Plan Year, the Employer’s board of directors shall not be bound by any such declaration for any previous Plan Year, but shall have full discretion whether or not to declare a SERP Compensation Discretionary Contribution for the Plan Year. Once a SERP Discretionary Contribution has been declared for a given Plan Year, however, the Employer’s board of directors may not subsequently revoke or reduce such credit for any reason.
2.The first clause of the first sentence of Subsection 3.3(a)(ii) is amended to read as follows:
“In addition to any amount credited to Participants’ Company Contribution Accounts under Section 3.3(a)(i) above, . . . .”

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this AMENDMENT to be executed as of the day and year first above written.

    FERGUSON ENTERPRISES, INC.

    By: /s/ William Brundage
    Title: CFO

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